EXHIBIT 10.16 TO ALASKA AIR GROUP, INC. 1998 FORM 10-K


BOMBARDIER AEROSPACE REGIONAL AIRCRAFT


MASTER PURCHASE AGREEMENT*






BETWEEN


BOMBARDIER INC.



AND



HORIZON AIR INDUSTRIES, INC.

CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR CERTAIN PORTIONS OF THIS EXHIBIT. SUCH PROTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


* The following marking indicates that material has been omitted because it is confidential:
	[CONFIDENTIAL TREATMENT REQUESTED]


TABLE OF CONTENTS

SECTION I  -  TERMS AND CONDITIONS, AND EXHIBITS

ARTICLE

	1		INTERPRETATION
	2		SUBJECT MATTER OF SALE
	3		AIRLINE SUPPORT SERVICES AND WARRANTY
	4		PRICE
	5		PAYMENT
	6		DELIVERY PROGRAM
	7		BUYER INFORMATION
	8		CERTIFICATION FOR EXPORT
	9		ACCEPTANCE PROCEDURE
	10		TITLE AND RISK
	11		CHANGES
	12		BUYER'S REPRESENTATIVES AT MANUFACTURE SITE
	13		EXCUSABLE DELAY
	14		NON-EXCUSABLE DELAY
	15		LOSS OR DAMAGE
	16		TERMINATION
	17		NOTICES
	18		INDEMNITY AGAINST PATENT INFRINGEMENT
	19		LIMITATION OF LIABILITY
	20		ASSIGNMENT
	21		SUCCESSORS
	22		APPLICABLE LAWS
	23		CONFIDENTIAL NATURE OF AGREEMENT
	24		AGREEMENT

EXHIBITS

	I		CERTIFICATE OF ACCEPTANCE
	II		BILL OF SALE
	III		CERTIFICATE OF RECEIPT OF AIRCRAFT
	IV		CHANGE ORDER


SECTION II  -  AIRLINE SERVICES AND WARRANTY AND SERVICE LIFE POLICY

ANNEXES

	A		AIRLINE SERVICES
	B		WARRANTY AND SERVICE LIFE POLICY

SECTION III  -  SUPPLEMENTS

SUPPLEMENTS

PA-436-1	TWENTY (20) CANADAIR REGIONAL JETS SERIES 700 AIRCRAFT.

	SCHEDULES TO PA-436-1

	1	SPECIFICATION
	2	BUYER SELECTED OPTIONAL FEATURES
	3	ECONOMIC ADJUSTMENT FORMULA
	4	CREDIT MEMORANDUM
	5	PERFORMANCE GUARANTEE
	6	DISPATCH RELIABILITY GUARANTEE
	7	FINANCING ASSISTANCE
	8	DELAY, DAMAGE AND TERMINATION
	9	AIRFRAME DIRECT MAINTENANCE COST GUARANTEE
	10	CONVERSION RIGHTS
	11	CONVERSION AIRCRAFT
	12	CHANGES TO BUYER SELECTED OPTIONAL FEATURES
	13	SPARE PARTS CREDIT MEMORANDUM



This Master Purchase Agreement is made on the 21st day of December, 1998


BY AND BETWEEN:	BOMBARDIER INC., a Canadian corporation represented by
BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT having an office at 123 Garratt Boulevard, Downsview, Ontario, Canada
("Bombardier"),


AND:	HORIZON AIR INDUSTRIES, INC., a Washington Corporation
having its head office at 19521 Pacific Highway South, Seattle, Washington 98188, USA, ("Buyer").


WHEREAS	Buyer may in future desire to purchase new Aircraft (as
defined in Article 1.4 of this Master Purchase Agreement) and related data, documents, and services under this Agreement (as defined in Article 1.4 of this Master
Purchase Agreement) from Bombardier, and the parties desire to agree in advance on the terms that will govern such purchase; and

WHEREAS	This Master Purchase Agreement and any subsequent
amendments thereto, together with the Supplement(s) that may be executed from time to time, will be the governing document for any future transactions between Bombardier and Buyer relating to the purchase and sale of new
Bombardier products, currently being offered for sale by Bombardier Aerospace, Regional Aircraft.


NOW THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Bombardier agree as follows:





SECTION I

OF

MASTER PURCHASE AGREEMENT NO. PA-436



TERMS AND CONDITIONS






ARTICLE 1  -  INTERPRETATION

1.1	The recitals above have been inserted for convenience only and do not form part of the Agreement.

1.2	The headings in this Agreement are included for convenience only and shall not be used in the construction and interpretation of this Agreement.

1.3	In this Agreement, unless otherwise expressly provided, the singular includes the plural and vice-versa.

1.4	In this Agreement the following expressions shall, unless otherwise expressly provided, mean:

	(a)	"Acceptance Period" shall have the meaning attributed to it in
Article 9.3;

	(b)	"Acceptance Date" shall have the meaning attributed to it in
Article 9.7(a);

	(c)	"Agreement" means this Master Purchase Agreement, Supplements and
Letter Agreements, if any, including their Exhibits, Annexes, Schedules and Appendices, if any, either attached hereto (each of which is incorporated in the Agreement by this reference) or subsequently agreed by the parties, hereto, pursuant to the provisions of this Agreement;

	(d)	"Aircraft" shall have the meaning attributed to it in the
applicable Supplement;

	(e)	"Aircraft Purchase Price" shall have the meaning attributed to it in the applicable Supplement;

	(f)	"Base Price" shall have the meaning attributed to it in the
applicable Supplement;

	(g)	"Bill of Sale" shall have the meaning attributed to it in Article
9.7(c);

	(h)	"BFE" shall have the meaning attributed to it in Article 11.1;

	(i)	"Buyer Selected Optional Features" shall have the meaning
attributed to it in the applicable Supplement;

	(j)	"Delivery Date" shall have the meaning attributed to it in
Article 9.7(c);

	(k)	"Economic Adjustment Formula", if applicable, shall have the meaning attributed to it in the applicable Supplement;

	(l)	"Excusable Delay" shall have the meaning attributed to it in
Article 13.1;

	(m)	"FAA" shall have the meaning attributed to it in Article 8.1;

	(n)	"Non-Excusable Delay" shall have the meaning attributed to it in
Article 14.1;

	(o)	"Notice" shall have the meaning attributed to it in Article 17.1;

	(p)	"Other Patents" shall have the meaning attributed to it in
Article 18.1;

	(q)	"Permitted Change" shall have the meaning attributed to it in
Article 11.2;

	(r	"Readiness Date" shall have the meaning attributed to it in
Article 9.1;

	(s	"Regulatory Change" shall have the meaning attributed to it in
Article 8.4;

	(t)	"Scheduled Delivery Date" shall have the meaning attributed to it in the applicable Supplement;

	(u)	"Specification" shall have the meaning attributed to it in the applicable Supplement;

	(v)	"Supplement" means a supplementary agreement to this Agreement entered into by the parties for the purchase of specific products currently offered for sale by Bombardier Aerospace, Regional
Aircraft;

	(w)	"Taxes" shall have the meaning attributed to it in Article 4.2;
and

	(x)	"TC" shall have the meaning attributed to it in Article 8.1.

1.5	All dollar amounts in this Agreement are in United States Dollars.

ARTICLE 2  -  SUBJECT MATTER OF SALE

2.1	A description of the Aircraft being  purchased and sold under the terms of this Agreement and the related Bombardier specification document number(s) will be set out in the applicable Supplement.
Until a Supplement, in the form of Exhibit V hereto, is executed between the parties hereto, neither party shall have any obligation under the terms of this Agreement.

2.2	This Agreement shall be applicable to the purchase of Aircraft completed during a period of three (3) years from the date hereof as evidenced by the execution of a Supplement.

ARTICLE 3  -  CUSTOMER SUPPORT SERVICES AND WARRANTY

3.1	Bombardier shall provide to Buyer the customer support services pursuant to the provisions of Annex A attached hereto and the applicable Supplement.

3.2	Bombardier shall provide to Buyer the warranty and the service life policy described in Annex B attached hereto and the applicable
Supplement which shall be the exclusive warranty applicable to the Aircraft.

3.3	Unless expressly stated otherwise, the services referred to in 3.1 and
3.2 above and the applicable Supplement are incidental to the sale of the Aircraft and are included in the Aircraft Purchase Price.

ARTICLE 4  -  PRICE

4.1	(a)	The base price for each of the Aircraft is set out in the
applicable Supplement;

	(b)	The base price of the Buyer Selected Optional Features is set out in the applicable Supplement; and

	(c)	The Aircraft base price shall be the base price for the Aircraft as stated in paragraph (a), plus the base price of the Buyer
Selected Optional Features 	as stated in paragraph (b) (the
"Base Price").

4.2	[CONFIDENTIAL TREATMENT REQUESTED]


4.3	[CONFIDENTIAL TREATMENT REQUESTED]
4.4	[CONFIDENTIAL TREATMENT REQUESTED]
4.5	[CONFIDENTIAL TREATMENT REQUESTED]

ARTICLE 5  -  PAYMENT

5.1	The terms of payment for the Aircraft purchased and sold under the terms of this Agreement shall be set out in the applicable Supplement.

5.2	Intentionally left blank.

5.3	[CONFIDENTIAL TREATMENT REQUESTED]

5.4	Buyer shall make all payments due under this Agreement and/or any applicable Supplement in immediately available United States Dollars by deposit on or before the due date, to Bombardier's account, in the manner set out in the applicable Supplement.

5.5	All amounts due with respect to each Aircraft shall be paid on or prior to the Delivery Date of the respective Aircraft.

5.6	Bombardier shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges or encumbrances created by or through Buyer, until such time as all payments referred to in this
Article 5 have been received in full by Bombardier.

ARTICLE 6  -  DELIVERY PROGRAM

6.1	The Aircraft shall be offered for inspection and acceptance to Buyer at Bombardier's facility and during the Schedule Delivery Dates set forth in the applicable Supplement.

ARTICLE 7  -  BUYER INFORMATION

7.1	During the manufacture of the Aircraft, Buyer shall provide to
Bombardier on or before the date required by Bombardier, all information as Bombardier may reasonably request (with timely notice) to manufacture the Aircraft including, without limitation, the selection of furnishings, internal and external colour schemes.

	Buyer will, not less than the number of months set forth in the applicable Supplement, prior to the delivery of the first Aircraft governed by such Supplement:

	(a)	provide Bombardier with an external paint scheme agreed on by the parties; and

	(b)	select interior colours (from Bombardier's standard colours).

	Failure of Buyer to comply with these requirements may result in an increase in price, a delay in delivery of the Aircraft, or both.

7.2	[CONFIDENTIAL TREATMENT REQUESTED] prior to the delivery of the first
Aircraft
under a Supplement, where the Supplement includes the purchase of a de Havilland Dash 8 Series 100, 200, 300 or Canadair Regional Jet Series
200 aircraft, and [CONFIDENTIAL TREATMENT REQUESTED] prior to the delivery of the first Aircraft under a Supplement, where the Supplement includes the purchase of a de Havilland Dash 8 Series 400 or Canadair Regional
Jet Series 700 aircraft, Buyer shall notify Bombardier, in writing, of the BFE (if any) that Buyer wishes to have incorporated on each Aircraft. Buyer shall also provide details of:

	(a)	weights and dimensions of the BFE;

	(b)	test equipment or special tools required to incorporate the BFE;
and

	(c)	any other information Bombardier may reasonably require.

	Within [CONFIDENTIAL TREATMENT REQUESTED] thereafter, Bombardier shall advise
Buyer of its acceptance or rejection of the BFE, acceptance of which is not to be unreasonably refused,  and of the dates by which each item of BFE is required by Bombardier.  If required the parties hereto shall execute a Change Order in accordance with Article 11.1 to cover those BFE accepted by Bombardier.

7.3	The BFE accepted by Bombardier pursuant to this Article shall be incorporated in the manufacturing process of the Aircraft subject to the following conditions:

	(a)	Title to the BFE shall remain at all times with Buyer and risk of loss of the BFE shall remain at all times with Buyer except for damages caused by Bombardier's gross negligence.

	(b)	The BFE must be received Carriage Paid To (Incoterms 1990)
Bombardier's plant or such other place as Bombardier may designate, no later than the date notified pursuant to Article
7.2, free and clear of any taxes, duties, licenses, charges, liens or other similar claims;

	(c)	The BFE shall meet:

	1)	the standards of quality of Bombardier, and

	2)	the requirements of the applicable airworthiness
certification agency;

	(d)	The BFE shall be delivered to Bombardier in good condition and ready for immediate incorporation into the Aircraft. Bombardier shall, upon receipt, inspect the BFE as to quantity and apparent defects and inform Buyer of any discrepancies and the required corrective actions to be taken;

	(e)	[CONFIDENTIAL TREATMENT REQUESTED]

	(f)	[CONFIDENTIAL TREATMENT REQUESTED]

7.4	If at any time between receipt of the BFE by Bombardier and the
Delivery Date, it is determined by Bombardier that an item of BFE supplied does not meet the standards and requirements described above (provided that same are correct) or [CONFIDENTIAL TREATMENT REQUESTED] the Aircraft or Aircraft systems create delays in the manufacturing or certification process, then such BFE may be removed and replaced by other BFE or by Bombardier's equipment. [CONFIDENTIAL TREATMENT REQUESTED].

7.5	In the event that the delivery of an Aircraft is delayed due to any delay caused by Buyer's failure to:

	(a)	deliver or have BFE delivered by the date required;

	(b)	ensure satisfactory design, suitability, use or operation of the
BFE;

	(c)	furnish or obtain applicable BFE data;

	(d)	perform any adjusting, calibrating, retesting or updating of BFE;

	(e)	furnish or obtain any approvals in compliance with the provisions of this Article; or

	(f)	comply with the conditions of this Article.

	then Bombardier agrees to discuss with Buyer the steps to be taken to minimize, cure, eliminate or work around the delay, [CONFIDENTIAL TREATMENT REQUESTED].

7.6	Should there be a delay in delivery caused either by a failure of
Buyer described in Article 7.5, or by an event to which reference is made in Article 13.0 in connection with the BFE, and if such delay cannot reasonably be minimized, cured, eliminated or worked around by agreement of the parties, [CONFIDENTIAL TREATMENT REQUESTED].

7.7	If this Agreement is terminated in whole or in part in accordance with the provisions hereof Bombardier may elect to, by written notice to Buyer, either:

	(a)	if concurrence is received from Buyer, purchase the BFE ordered by Buyer and/or received by Bombardier at the invoice price paid by Buyer; or

	(b)	return the BFE to Buyer Free Carrier (Incoterms 1990)
Bombardier's plant, or such other place that Bombardier may designate.

ARTICLE 8  -  CERTIFICATION FOR EXPORT

8.1	Bombardier has obtained or will obtain from Transport Canada,
Airworthiness ("TC"), a TC Type Approval (Transport Category) and from the Federal Aviation Administration of the United States ("FAA") an FAA Type Certificate for the type of aircraft purchased under this Agreement and any applicable Supplement.

8.2	Bombardier will provide to Buyer a TC Certificate of Airworthiness
(Transport Category) for Export, on or before the Delivery Date. This Certificate shall bear a statement of compliance enabling Buyer to obtain an FAA Certificate of Airworthiness.

8.3	Bombardier shall not be obligated to obtain any other certificates or approvals as part of this Agreement. The obtaining of any import license or authority required to import or operate the Aircraft into any country outside of Canada shall be the responsibility of Buyer. Bombardier shall, to the extent permitted by law, and with Buyer's assistance, seek the issuance of a Canadian export license to enable
Buyer to export the Aircraft from Canada subject to prevailing export control regulations in effect on the Delivery Date.

8.4	If any addition or change to, or modification or testing of the
Aircraft is required by any law or governmental regulation or requirement or interpretation thereof by any governmental agency having jurisdiction in order to meet the requirements of Article 8.2
(a "Regulatory Change"), [CONFIDENTIAL TREATMENT REQUESTED].

8.5	[CONFIDENTIAL TREATMENT REQUESTED]

8.6	If delivery of the Aircraft is delayed by the incorporation of any
Regulatory Change, such delay shall be an Excusable Delay within the meaning of Article 13.

8.7	Bombardier shall issue a Change Order, reflecting any Regulatory
Change required to be made under this Article 8, which shall set forth in detail the particular changes to be made and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, Base Price and Aircraft Purchase Price. Any Change Orders issued pursuant to this Article shall be effective and binding upon the date of Bombardier's transmittal of such Change Order.

8.8	If the use of any of the certificates identified in this Article 8 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate.

8.9	Reference to a regulatory authority shall include any succeeding department or agency then responsible for the duties of said regulatory authority.

8.10	[CONFIDENTIAL TREATMENT REQUESTED]

ARTICLE 9  -  ACCEPTANCE PROCEDURE

9.1	Bombardier shall give Buyer [CONFIDENTIAL TREATMENT REQUESTED]
advance notice,
by facsimile or telegraphic communication or other expeditious means, of the projected date of readiness of each Aircraft for inspection and delivery.

	Bombardier shall give Buyer [CONFIDENTIAL TREATMENT REQUESTED] advance notice, by facsimile or telegraphic communication or other expeditious means, of the date on which an Aircraft will be ready for Buyer's inspection, flight test and acceptance (the "Readiness Date").  If, after the giving of such notice (which has not been withdrawn in a timely manner), an Aircraft is not ready on the Readiness Date for Buyer's inspection, flight test and acceptance, Bombardier shall reimburse
Buyer for the reasonable out of pocket living expenses, including but not limited to air travel expenses (regular coach fare) to return the
Buyer's acceptance team for additional delivery attempts, which are incremental to the Acceptance Period of Buyer's representatives.

9.2	Within [CONFIDENTIAL TREATMENT REQUESTED] following receipt by Buyer of the notice of Readiness Date Buyer shall:

	(a)	provide notice to Bombardier as to the source and method of
payment of the balance of the Aircraft Purchase Price;

	(b)	identify to Bombardier the names of Buyer's representatives who will participate in the inspection, flight test and acceptance;
and

	(c)	provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Buyer.

9.3	Buyer shall have [CONFIDENTIAL TREATMENT REQUESTED] commencing on the
Readiness Date in which to complete the inspection and flight test
(such [CONFIDENTIAL TREATMENT REQUESTED] period being the "Acceptance
Period").

9.4	Up to [CONFIDENTIAL TREATMENT REQUESTED] may participate in Buyer's ground inspection of the Aircraft and [CONFIDENTIAL TREATMENT REQUESTED] may participate in the flight test. Bombardier shall, if requested by Buyer, perform an acceptance flight of not less than one (1) and not more than three (3) hours duration. Ground inspection and flight test shall be conducted in accordance with Bombardier's acceptance procedures (a copy of which shall be provided to Buyer at [CONFIDENTIAL
TREATMENT REQUESTED] to the Scheduled Delivery Date of the first Aircraft governed by the applicable Supplement hereunder) and at Bombardier's expense. At all times during ground inspection and flight test, Bombardier shall retain control over the Aircraft.

9.5	If no Aircraft defect or discrepancy is revealed during the ground inspection or flight test, Buyer shall accept the Aircraft on or before the last day of the Acceptance Period in accordance with the provisions of Article 9.7.

9.6.1	[CONFIDENTIAL TREATMENT REQUESTED]. Should the inspection reveal a defect or discrepancy which from Buyer's standpoint is not a material defect the cost correction of which would be disproportionate to the impact of such defect or discrepancy or Buyer's operation the parties agree to discuss to resolve the issue in a manner satisfactory to both parties. [CONFIDENTIAL TREATMENT REQUESTED]

9.6.2	If any material defect or discrepancy in the Aircraft is revealed by Buyer's ground inspection or flight test, and Bombardier is not able to promptly correct such defect or discrepancy then Bombardier and Buyer will cooperate to effect acceptance and delivery of such Aircraft following correction of such defect in a timely manner satisfactory to both parties.

9.7	[CONFIDENTIAL TREATMENT REQUESTED]:

	(a)	Buyer will sign a Certificate of Acceptance (in the form of
Exhibit I hereto ) for the Aircraft. Execution of the Certificate of Acceptance by or on behalf of Buyer shall be evidence of Buyer having examined the Aircraft and found it in accordance with the provisions of this Agreement. The date of signature of the Certificate of Acceptance shall be the "Acceptance Date";

	(b)	Bombardier will supply a TC Certificate of Airworthiness for
Export; and

	(c)	Buyer shall pay Bombardier the balance of the Aircraft Purchase
Price and any other amounts due, at which time Bombardier shall issue an FAA form Bill of Sale and a bill of sale (in the form of Exhibit II hereto) passing to Buyer good title to the Aircraft free and clear of all liens, claims, charges and encumbrances except for those liens, charges or encumbrances created by or claimed through Buyer (collectively the "Bill of Sale"). The date on which Bombardier delivers the Bill of Sale and Buyer takes delivery of the Aircraft shall be the "Delivery Date".

	Delivery of the Aircraft shall be evidenced by the execution and delivery of the Bill of Sale and of the Certificate of Receipt of Aircraft (in the form of Exhibit III hereto ).

9.8	Provided that Bombardier has met all of its obligations under this
Article 9, [CONFIDENTIAL TREATMENT REQUESTED].

9.9	Provided that Bombardier has met all material obligations under this
Article 9, [CONFIDENTIAL TREATMENT REQUESTED].

ARTICLE 10  -  TITLE AND RISK

10.1	Title to the Aircraft and risk of loss of or damage to the Aircraft passes to Buyer when Bombardier presents the Bill of Sale to Buyer on the Delivery Date.

10.2	If, after transfer of title on the Delivery Date, the Aircraft remains in or is returned to the care, custody or control of Bombardier, Buyer shall retain risk of loss of, or damage to the Aircraft and for itself and on behalf of its insurer(s) hereby waives and renounces to, and releases Bombardier and any of Bombardier's affiliates from any claim, whether direct, indirect or by way of subrogation, for damages to or loss of the Aircraft arising out of, or related to, or by reason of such care, custody or control.

ARTICLE 11  -  CHANGES

11.1	Any change made in accordance with the provisions of this [CONFIDENTIAL
TREATMENT REQUESTED] and the cost thereof shall be borne by Bombardier.
Other than [CONFIDENTIAL TREATMENT REQUESTED], or a Regulatory Change as described in Article 8.4, any change to this Agreement (including without limitation the Specification) or any features or Buyer
Furnished Equipment BFE, if any, changing the Aircraft from that described in the Specification, requested by Buyer, and as may be mutually agreed upon by the parties hereto, shall be made using a change order ("Change Order") substantially in the format of Exhibit
IV hereto.  Should Buyer request a change, Bombardier shall advise
Buyer, to the extent reasonably practical, of the effect, if any, of such change request on:

(a)	the Scheduled Delivery Date;

(b)	the price and payment terms applicable to the Change Order; and

(c)	any other material provisions of this Agreement which will be affected by the Change Order.

Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party.

11.2	[CONFIDENTIAL TREATMENT REQUESTED].

ARTICLE 12  -  BUYER'S REPRESENTATIVES AT MANUFACTURE SITE

12.1	From time to time, commencing  [CONFIDENTIAL TREATMENT REQUESTED] prior to the Scheduled Delivery Date of the first Aircraft governed by the applicable Supplement, and ending with the Delivery Date of the last
Aircraft purchased thereunder, Bombardier shall furnish, without charge, office space at Bombardier's facility for [CONFIDENTIAL TREATMENT REQUESTED] of Buyer. Buyer shall be responsible for all expenses of its representative and shall notify Bombardier at [CONFIDENTIAL TREATMENT REQUESTED] prior to the first scheduled visit of such representative and [CONFIDENTIAL TREATMENT REQUESTED] for each subsequent visit.

12.2	Bombardier's and Bombardier's affiliates' facilities shall be accessible to Buyer's representative [CONFIDENTIAL TREATMENT REQUESTED].

12.3	Bombardier shall advise Buyer's representative of Bombardier's or
Bombardier's affiliates' rules and regulations applicable at the facilities being visited and Buyer's representative shall conform to such rules and regulations.

12.4	At any time prior to delivery of the Aircraft, [CONFIDENTIAL TREATMENT
REQUESTED]. Bombardier shall provide a written response to any such request including the corrective action to be taken if applicable or otherwise which explains why the part or material in question are in accordance with the Specification. Communication between Buyer's representative and Bombardier shall be solely through Bombardier's
Contracts Department or its designate.

12.5	[CONFIDENTIAL TREATMENT REQUESTED].


ARTICLE 13  -  EXCUSABLE DELAY

13.1     [CONFIDENTIAL TREATMENT REQUESTED].

13.2	[CONFIDENTIAL TREATMENT REQUESTED].

13.3	[CONFIDENTIAL TREATMENT REQUESTED].

13.4	[CONFIDENTIAL TREATMENT REQUESTED].

13.5	[CONFIDENTIAL TREATMENT REQUESTED].

ARTICLE 14  -  NON-EXCUSABLE DELAY

14.1	If delivery of the Aircraft is delayed by causes not excused under
Article 13.1 (a "Non-Excusable Delay"), [CONFIDENTIAL TREATMENT REQUESTED].

14.2	[CONFIDENTIAL TREATMENT REQUESTED].

14.3	[CONFIDENTIAL TREATMENT REQUESTED].

14.4	[CONFIDENTIAL TREATMENT REQUESTED].

ARTICLE 15  -  LOSS OR DAMAGE

15.1	In the event that prior to the Delivery Date of any Aircraft, the
Aircraft is lost, destroyed or damaged beyond repair due to any cause, Bombardier shall promptly notify Buyer in writing. Such notice shall specify the earliest date reasonably possible, consistent with Bombardier's other contractual commitments and production schedule, by which Bombardier estimates it would be able to deliver a replacement for the lost, destroyed or damaged Aircraft. The applicable
Supplement and this Agreement as it relates thereto shall automatically terminate as to such Aircraft unless Buyer gives
Bombardier written notice, within [CONFIDENTIAL TREATMENT REQUESTED] of Bombardier's notice, that Buyer desires a replacement for such Aircraft. If Buyer gives such notice to Bombardier, the parties shall execute an amendment to the applicable Supplement which shall set forth the Delivery Date for such replacement aircraft and corresponding new replacement Aircraft Purchase Price; provided, however, that nothing herein shall obligate Bombardier to manufacture and deliver such replacement aircraft if it would require the reactivation or acceleration of its production line for the model of aircraft purchased hereunder. The terms and conditions of this Agreement and the applicable Supplement applicable to the replaced Aircraft shall apply to the replacement aircraft.

ARTICLE 16  -  TERMINATION

16.1    [CONFIDENTIAL TREATMENT REQUESTED].

16.2     [CONFIDENTIAL TREATMENT REQUESTED].

16.3	[CONFIDENTIAL TREATMENT REQUESTED].

16.4	[CONFIDENTIAL TREATMENT REQUESTED].

ARTICLE 17  -  NOTICES

17.1	Any notice, request, approval, permission, consent or other
communication ("Notice"), to be given or required under this Agreement or a Supplement shall be provided in writing, by registered mail, facsimile, courier, telegraphic or other electronic communication providing reasonable proof of transmission, except that no notice shall be sent by mail if disruption of postal service exists or is threatened either in the country of origin or of destination, by the party giving the Notice and shall be addressed as follows:


(a)	Notices to Bombardier shall be addressed to:

Bombardier Inc.
Bombardier Aerospace, Regional Aircraft
123 Garratt Boulevard
Downsview, Ontario
Canada
M3K 1Y5

Attention:	Director of Contracts

Facsimile:	(416) 375-4533

(b)	Notices to Buyer shall be addressed to:

Horizon Air Industries, Inc.
19521 International Blvd.
Seattle, Washington 98188
U.S.A.

Attention:	President
Facsimile:	(206) 431-4610

17.2	Notice given in accordance with Article 17.1 shall be deemed sufficiently given to and received by the addressees:

(a)	if delivered by hand, on the day when the same shall have been so delivered; or

(b)	if mailed or sent by courier on the day indicated on the
corresponding acknowledgment of receipt; or

(c)	if sent by telex or facsimile on the day indicated by the
acknowledgment or the answer back of the receiver in provable form.

ARTICLE 18  -  INDEMNITY AGAINST PATENT INFRINGEMENT

18.1	In the case of any actual or alleged infringement of any Canadian or
United States patent or, subject to the conditions and exceptions set forth below, any patent issued under the laws of any other country in which Buyer from time to time may lawfully operate the Aircraft
("Other Patents"), by the Aircraft, or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Buyer, Bombardier shall defend, indemnify, protect and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs resulting from the infringement, excluding any incidental or consequential damages (which include without limitation loss of revenue or loss of profit) and Bombardier shall, at its option and expense:

(a)	procure for Buyer the right under such patent to  use such
system, accessory, equipment or part; or

(b)	replace such system, accessory, equipment or part with one of the similar functionality and quality that is non-infringing; or

(c)	modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

	Bombardier's obligation hereunder shall extend to Other Patents only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

(d)	such other country and the country in which the Aircraft is
permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of
Article 27 thereof; and

(e)	such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to both of the forgoing conventions.

18.2	The foregoing indemnity does not apply to BFE, or to avionics, engines or any system, accessory, equipment or part that was not manufactured to Bombardier's detailed design or to any system, accessory, equipment or part manufactured by a third party to Bombardier's detailed design without Bombardier's authorization.

18.3	Buyer's remedy and Bombardier's obligation and liability under this
Article are conditional upon (i) Buyer giving Bombardier written notice within [CONFIDENTIAL TREATMENT REQUESTED] after Buyer receives notice of a suit or action against Buyer alleging infringement or within [CONFIDENTIAL TREATMENT REQUESTED] after Buyer receives any other written claim of infringement (ii) Buyer uses reasonable efforts in full cooperation with Bombardier to reduce or mitigate any such expenses, damages, costs or royalties involved, and (iii) Buyer furnishes promptly to Bombardier all data, papers and records in its possession or control necessary or useful to resist and defend against such claim or suit. Bombardier may at its option conduct negotiations with any party claiming infringement and may intervene in any suit or action.
Whether or not Bombardier intervenes, Bombardier shall be entitled at any stage of the proceedings to assume or control the defense.
Bombardier shall have no obligation under this Article 18 if Buyer pays or assumes any liabilities, expenses, damages, royalties or costs without Bombardier's prior approval.

18.4	[CONFIDENTIAL TREATMENT REQUESTED].

ARTICLE 19  -  LIMITATION OF LIABILITY AND INDEMNIFICATION

19.1	[CONFIDENTIAL TREATMENT REQUESTED].

19.2	[CONFIDENTIAL TREATMENT REQUESTED].

19.3    [CONFIDENTIAL TREATMENT REQUESTED].

19.4	INTENTIONALLY DELETED

ARTICLE 20  -  ASSIGNMENT

20.1	Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder or a Supplement to an affiliate or a wholly owned subsidiary provided that there is no increase to the liability and/or responsibility of the non-assigning party and that the assigning party remains jointly and severally liable with any assignee for the performance of its obligation under this Agreement. In addition, either party may assign its interest to a corporation (i) that results from any merger, consolidation, or a reorganization of such party; or (ii) into which such party may be merged or with which it maybe consolidated.

20.2	Except as provided in Article 20.1, Buyer shall not assign, sell, transfer or dispose of (in whole or in part) any of its rights or obligations hereunder or a Supplement without Bombardier's prior written consent. In the event of such assignment, sale, transfer or disposition Buyer shall remain jointly and severally liable with any assignee for the performance of all and any of Buyer's obligations under this Agreement and Bombardier reserves the right as a condition of its consent to amend one or more of the terms and conditions of this Agreement and (including for more certainty) the applicable Supplement.

20.3	Notwithstanding Article 20.2 above, Buyer may assign, after transfer of title of the Aircraft, its rights under this Agreement, save and except for any rights of Buyer which are expressly stated to be personal to Buyer, to a third party purchaser of any one of the Aircraft, upon obtaining from said third party an acknowledgment in writing to be bound by the applicable terms and conditions of this Agreement, including but not limited to the provisions and limitations as detailed Annex A, Customer Support Services, Annex B, Warranty and Service Life Policy and of the provisions and limitations in Limitation of Liability as defined in Article 19 hereof and Indemnity Against Patent Infringement as defined in Article 18 hereof and any other on-going obligations of Buyer, which shall apply to it to the same extent as if said third party was Buyer hereunder and, provided that there is no increase to the liability and/or responsibility of Bombardier.

20.4	Bombardier may assign any of its rights to receive money hereunder without the prior consent of Buyer.

20.5	Notwithstanding the other provisions of this Article 20, Bombardier shall, at Buyer's cost and expense, if so requested in writing by Buyer, take any action reasonably required for the purpose of causing any of the Aircraft to be subjected (i) to, after the Delivery Date, an equipment trust, conditional sale or lien, or (ii) to another arrangement for the financing of the Aircraft by Buyer, providing, however, there shall be no increase to the liability and/or responsibility of Bombardier arising through such financing, and no transfer of title of an Aircraft shall occur until payment therefore as provided in this Agreement.

ARTICLE 21  -  SUCCESSORS

21.1	This Agreement shall inure to the benefit of and be binding upon each of Bombardier and Buyer and their respective successors and permitted assignees.

ARTICLE 22  -  APPLICABLE LAWS

22.1	THIS AGREEMENT AND (INCLUDING FOR MORE CERTAINTY) SUPPLEMENTS PURSUANT
HERETO SHALL BE SUBJECT TO AND CONSTRUED IN ACCORDANCE WITH AND THE
RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE DOMESTIC LAWS OF THE
PROVINCE OF ONTARIO, CANADA, EXCLUDING THE CHOICE OF LAW RULES, AND
THE PARTIES HAVE AGREED THAT THE APPLICATION OF THE UNITED NATIONS
CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS IS HEREBY
EXCLUDED.

22.2	Bombardier's obligations under this Agreement shall be subject to and apply only to the extent permitted by applicable laws, regulations, directives and/or orders regarding export controls.

ARTICLE 23  -  CONFIDENTIAL NATURE OF AGREEMENT

23.1	Except as required by law, this Agreement including any Supplements hereto are confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party in whole or in part to any other person or body except as may be necessary for either party to carry out its obligations under this Agreement. Nevertheless the parties agree to cooperate to keep this Agreement confidential.

23.2	Except as may be reasonably required for the normal operation, maintenance, overhaul and repair of the Aircraft, each party shall hold confidential all technical data and information supplied by or on behalf of the other party. Buyer shall not reproduce any technical data or information or divulge the same to any third party without obtaining a confidentiality agreement in favor of and acceptable to Bombardier.

23.3	Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.

23.4	It is understood by the parties that this Agreement is required to be filed as an exhibit to a registration statement under the Securities
Act of 1933, as amended (the "Securities Act"), or a periodic report under the Securities Exchange Act of 1934, as amended ("Exchange
Act"). Buyer shall notify Bombardier, by written notice, at [CONFIDENTIAL TREATMENT REQUESTED] prior to the date of such anticipated filing of such determination and the reasons therefor, and shall use its best efforts to work with Bombardier to prepare and file with the Securities and Exchange Commission (the "Commission") a request for confidential treatment pursuant to Rule 24b-2 under the Exchange Act or Rule 406 under the Securities Act, as the case may be, with respect to information in this Agreement, and such other information as Bombardier may reasonably request.

	Subject to compliance with the foregoing, and notwithstanding the other provisions of this Article, portions of this Agreement or a Supplement hereto may be filed as exhibits to such registration statement or periodic report to the extent required by the Commission and such filing shall not constitute a breach hereof by Buyer. This provision shall survive until the latter of (i) the complete performance by Buyer of its obligation hereunder or (ii) [CONFIDENTIAL TREATMENT REQUESTED] from the date hereof.

ARTICLE 24  -  AGREEMENT

24.1	This Agreement including any Supplements pursuant hereto, as same may be amended from time to time, and the matters referred to herein constitute the entire Agreement between Bombardier and Buyer with respect to the Bombardier products governed by the applicable
Supplements and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memoranda of agreement, proposals, acceptances, agreements, understandings, contracts and communications, whether oral or written, between Bombardier and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement and the applicable Supplement and no agreement or understanding varying the terms and conditions hereof shall be binding on either Bombardier or Buyer hereto unless an amendment to this Agreement or the applicable Supplement is issued and duly signed by their respective authorized representatives pursuant to the provisions of this Article hereof. In the event of any inconsistencies between this Agreement and a Supplement or the Appendices, Exhibits and Annexes or other documents referred to herein, the provisions of the Supplement shall prevail.

24.2	If any of the provisions of this Agreement or a Supplement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement/the Supplement and the remainder of this Agreement/the Supplement shall remain in full force and effect.

24.3	[CONFIDENTIAL TREATMENT REQUESTED].

24.4	Bombardier and Buyer confirm to each other they have each obtained the required authorizations and fulfilled any conditions applicable to enable each of them to enter into this Agreement and any Supplement.

24.5	Buyer and Bombardier agree that this Agreement has been the subject of discussion and negotiation and is fully understood by the parties hereto and that the other mutual agreements of the parties set forth herein were arrived at in consideration of the provisions contained in this Agreement, taken as a whole, [CONFIDENTIAL TREATMENT REQUESTED].

In witness whereof this Agreement was signed on the date written hereof:


For and on behalf of	For an on behalf of


HORIZON AIR INDUSTRIES, INC.	BOMBARDIER INC.
	Bombardier Aerospace

Original signed by G. Johnson      	Original signed by R. Gillespie
___________________________	        _______________________________
Glenn Scott Johnson	                Robert Gillespie
Vice President and Treasurer.      	President
                                   	Regional Aircraft

	Original signed by M. Bourgeois
			_______________________________
			Michel Bourgeois
			Vice President, Contracts
	Regional Aircraft





SECTION II

OF

MASTER PURCHASE AGREEMENT NO. PA-436



AIRLINE SERVICES


ANNEX A

TECHNICAL SUPPORT, SPARE PARTS TRAINING AND TECHNICAL DATA

ANNEX B

WARRANTY AND SERVICE LIFE POLICY





ANNEX A

TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND TECHNICAL DATA

The following Airline Services are those services to which reference is made in Article 3 of the Agreement.

ARTICLE 1  -  TECHNICAL SUPPORT

1.1	Factory Service

	Bombardier agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereon. This service shall be provided for as [CONFIDENTIAL TREATMENT REQUESTED].


1.2	Field Service Representative

	1.2.1	Services

Bombardier shall assign [CONFIDENTIAL TREATMENT REQUESTED] Field Service Representative ("FSR") to Buyer's main base of operation or other location and or such period as may be mutually agreed, all as provided in the applicable Supplement.

1.2.2	Term

	The FSR term is as set out in the applicable Supplement.

1.2.3	Responsibility

	The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by Buyer's designated personnel ("FSR Services").

1.2.4	Travel

	If requested by Buyer, the FSR may, at Buyer's expense, travel to another location to provide technical advice to Buyer.


1.2.5	Office Facilities

	Buyer shall furnish the FSR, at no charge to Bombardier, suitable and private office facilities and related equipment including desk, file cabinet, access to two telephone lines, facsimile and photocopy equipment conveniently located at Buyer's main base of operation or other location as may be mutually agreed.

	1.2.6	Additional Expenses

	Buyer shall reimburse Bombardier (net of any additional taxes on such reimbursement) the amount of any and all taxes (except
Canadian taxes on the income of the FSR) and fees of whatever nature, including any customs duties, withholding taxes or fees together with any penalties or interest thereon, except for penalties or interest resulting from Bombardier's fault or negligence, paid or incurred by Bombardier or the FSR or other
Bombardier employee as a result of or in connection with the rendering of the services.

1.2.7	Right to Stop Work

	Bombardier shall not be required to commence or continue the FSR
Services when:

(a)	there is a labour dispute or work stoppage in progress at
Buyer's main maintenance facilities;

(b)	there exist war, risk of war or warlike operations, riots or insurrections which is likely to affect Buyer's facility;

(c)	there exist conditions that are dangerous to the safety or
health of the FSR or other Bombardier employee; or

(d)	the Government of the country where Buyer's facilities are
located or where Buyer desires the FSR to travel refuses the Bombardier employees permission to enter said country or Buyer's base of operations.

1.2.8	Work Permits and Clearances

	Bombardier and Buyer shall cooperate to arrange for all necessary work permits and airport security clearances required for the FSR or other Bombardier employee to permit timely accomplishment of the FSR services.


1.3	Maintenance Planning Support

1.3.1	Scheduled Maintenance Task Cards

	As described in the applicable Supplement, Bombardier shall provide Buyer Bombardier's standard format scheduled maintenance task cards that shall conform to the Aircraft at the Delivery
Date. At Buyer's request Bombardier shall provide a proposal for task cards produced to Buyer's format.

1.3.2	In-Service Maintenance Data

	Buyer agrees to provide to Bombardier in-service maintenance data in order to provide updates to Bombardier's recommended maintenance program. Buyer and Bombardier shall agree on standards and frequency for communication of such data.

1.4	Additional Services

	At Buyer's request Bombardier shall provide a proposal to provide such additional support services as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.

ARTICLE 2  -  SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT

2.1.1	Definitions

a.	"Bombardier Parts":

	any spare parts, ground support equipment, tools and test equipment which bear an in-house Cage Code number in the Bombardier Provisioning Files (as that expression is defined in ATA Specification 200).

b.	"Power Plant Parts":

	any power plant or power plant part or assembly carrying the power plant manufacturer's part number or any part furnished by the power plant manufacturer for incorporation on the Aircraft.

c.	"Vendor Parts":

	any spare parts, ground support equipment, tools and test equipment for the Aircraft which are not Bombardier Parts or Power Plant Parts.


d.	"Spare Parts":

	all materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered for the Aircraft by Buyer from Bombardier. The term Spare Parts includes
Bombardier Parts, Power Plant Part and Vendor Parts.

e.	"Order":

	any order for Spare Parts issued by Buyer to Bombardier; and

f.	"Technical Data":

	shall have the meaning attributed to it in the applicable
Supplement.

2.1	Term and Applicability

The term of this Annex A Article 2 shall become effective on the date hereof and shall remain in full force and effect with respect to the purchase and sale of Spare Parts for each Aircraft so long as [CONFIDENTIAL TREATMENT REQUESTED]. The provisions of Annex A Articles 2.2, 2.6.5, 2.24 and Annex B Article 5.0 shall survive expiration or termination of this Agreement.

2.2	Order Terms

	Terms and conditions hereof shall apply to all Orders placed by Buyer with Bombardier in lieu of any terms and conditions in Buyer's purchase orders.

2.3	Purchase and Sale of Spare Parts

2.3.1	Agreement to Manufacture and Sell

	Bombardier shall manufacture, or procure, and make available for sale to Buyer suitable Spare Parts in quantities sufficient to meet the reasonably anticipated needs of Buyer for normal maintenance and normal spares inventory replacement for each Aircraft. During the term specified in Annex A Article 2.1 above, Bombardier shall also maintain a shelf stock of certain
Bombardier Parts selected by Bombardier to ensure reasonable re-order lead times and emergency support. Bombardier shall maintain a reasonable quantity of Bombardier insurance parts.
Insurance parts as used herein shall include, but not be limited to, dispatch-essential parts such as major flight control surfaces.


2.4	Agreement to Purchase Bombardier Parts

2.4.1	Purchase of Bombardier Parts

		[CONFIDENTIAL TREATMENT REQUESTED]
 .

2.4.2	Purchase of Bombardier Parts from Other Approved Sources

	Buyer may obtain Bombardier Parts from any source provided that such source is approved by Bombardier and provided that such Bombardier Parts are for Buyer's use only.

2.4.3	Buyer's Right to Purchase, Redesign or Manufacture

Buyer's right to purchase, [CONFIDENTIAL TREATMENT REQUESTED] or to have manufactured Bombardier Parts under the preceding Article shall not be construed as a granting of a license by Bombardier and shall not obligate Bombardier to disclose to anyone Technical Data or other information nor to the payment of any license fee or royalty or create any obligation whatsoever to Bombardier and Bombardier shall be relieved of any obligation or liability with respect to patent infringement in connection with any such [CONFIDENTIAL TREATMENT REQUESTED]. Buyer shall be responsible for obtaining all regulatory authority approvals required by Buyer to repair the Aircraft using[CONFIDENTIAL TREATMENT REQUESTED].
 .

2.4.4	Notice to Bombardier of Redesigned Parts

		[CONFIDENTIAL TREATMENT REQUESTED].

2.5	Purchase of Vendor Parts & Power Plant Parts

	Bombardier shall not be obligated to maintain a stock of Vendor Parts or Power Plant Parts. Bombardier may elect to maintain a spares stock of selected Vendor Parts at its own discretion to support provisioning and replenishment sales. Bombardier agrees to use reasonable efforts to require its vendors to comply with the terms and conditions of this Annex A Article 2 as they apply to Vendor Parts. Vendor Parts shall be delivered in accordance with the vendor's quoted lead time plus Bombardier's internal processing time.

2.6	Spare Parts Pricing

2.6.1	Spare Parts Price Catalogue

Prices for commonly used Bombardier Parts stocked by Bombardier shall be published in the spare parts price catalogue ("Spare
Parts Price Catalogue"). [CONFIDENTIAL TREATMENT REQUESTED].

2.6.2	Bombardier Prices for Vendor Parts

	If Buyer orders Vendor Parts from Bombardier, the price shall be as published in the Spare Parts Price Catalogue.


2.6.3	Quotations

Price and delivery quotations for items not included in the Spare
Parts Price Catalogue shall be provided at Buyer's request by
Bombardier. [CONFIDENTIAL TREATMENT REQUESTED]
 .

2.6.4	Price Applicability

	The purchase price of Bombardier Parts shall be the applicable price set forth in the Spare Parts Price Catalogue at time of receipt by Bombardier of Buyer's Order or as quoted by Bombardier to Buyer upon request. If Buyer requests accelerated delivery or special handling for Bombardier Parts not included in the Spare
Parts Price Catalogue, Bombardier may increase the price from the original quotation to cover any additional costs to Bombardier.

2.6.5	Currency and Taxes

	All Spare Parts Price Catalogue and quotation prices shall be in U.S. dollars and exclusive of transportation, taxes, duties and licenses.

[CONFIDENTIAL TREATMENT REQUESTED]

	The parties hereto agree, subject to applicable laws, to work together to minimize the imposition of taxes and fees herein. In addition, Buyer shall pay to Bombardier on demand the amount of any customs duties required to be paid by Bombardier with respect to the importation by Buyer of any Spare Parts.

2.6.6	Vendor Pricing

Bombardier shall use reasonable efforts to require its major vendors to maintain any published price for their parts for a period of at [CONFIDENTIAL TREATMENT REQUESTED] with a [CONFIDENTIAL TREATMENT REQUESTED] notice period prior to changing a published price.


2.7	Provisioning

2.7.1	Pre-provisioning/Provisioning Conference

	Pre-provisioning and provisioning conferences shall be convened on dates to be mutually agreed between Buyer and Bombardier in order to:

(a)	discuss the operational parameters to be provided by Buyer
to Bombardier which Bombardier considers necessary for preparing its quantity recommendations for initial provisioning of Spare Parts to be purchased from Bombardier or vendors ("Provisioning Items");

(b)	review Buyer's ground support equipment and special tool
requirements for the Aircraft;

(c)	discuss the format of the provisioning documentation to be
provided to Buyer from Bombardier for the selection of Provisioning Items; and

(d)	arrive at a schedule of events for the initial provisioning
process, including the establishment of a date for the initial provisioning conference ("Initial Provisioning
Conference") which shall be scheduled where possible at least [CONFIDENTIAL TREATMENT REQUESTED] prior to delivery of the first Aircraft under an applicable Supplement.

The time and location of the pre-provisioning conference shall be mutually agreed upon between the parties; however, Bombardier and Buyer shall use their best efforts to convene such meeting within [CONFIDENTIAL TREATMENT REQUESTED] after execution of the applicable Supplement.

2.8	Initial Provisioning Documentation

	Initial provisioning documentation for Bombardier Parts and Vendor Parts shall be provided by Bombardier as follows:

(a)	Bombardier shall provide, as applicable to Buyer, no later than
[CONFIDENTIAL TREATMENT REQUESTED]prior to the Scheduled Delivery Date of the first Aircraft under the applicable Supplement or as may be mutually agreed, the initial issue of provisioning files as required by ATA Specification 200, Chapter 1 (as may be amended by Bombardier);

Revisions to this provisioning data shall be issued by Bombardier
[CONFIDENTIAL TREATMENT REQUESTED] following the Delivery Date of the last Aircraft under the applicable Supplement or as may be mutually agreed;

(b)	Bombardier shall provide, as required by Buyer, all data files defined in Chapter 1 of ATA Specification 200; and

(c)	the Illustrated Parts Catalogue designed to support provisioning shall be issued concurrently with provisioning data files and revised at [CONFIDENTIAL TREATMENT REQUESTED].
 .

2.8.1	Obligation to Substitute Obsolete Spare Parts

	In the event that, prior to delivery of the first Aircraft under an applicable Supplement, any Spare Part purchased by Buyer from Bombardier is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereto
(other than a redesign at Buyer's request), Bombardier shall deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts upon return of such Spare
Parts to Bombardier by Buyer. Bombardier shall credit Buyer's account with Bombardier with the price paid by Buyer for any such obsolete or unusable Spare Part and shall invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

2.8.2	Delivery of Obsolete Spare Parts and Substitutes

	Obsolete or unusable Spare Parts returned by Buyer pursuant to Annex A Article 2.8.1. shall be delivered to Bombardier at its plant in Ontario or Quebec, or such other destination as Bombardier may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts shall be delivered to Buyer from Bombardier's plant in Ontario or Quebec, or such other Bombardier shipping point as Bombardier may reasonably designate. Bombardier shall pay the freight charges for the shipment from Buyer to Bombardier of any such obsolete or unusable Spare Part and for the shipment from Bombardier to Buyer of any such substitute Spare Part.

2.8.3	Obligation to Repurchase Surplus Provisioning Items

During a period commencing [CONFIDENTIAL TREATMENT REQUESTED] after the Delivery Date of the first Aircraft under an applicable
Supplement, and ending [CONFIDENTIAL TREATMENT REQUESTED] after such Delivery Date, Bombardier shall, upon receipt of Buyer's written request and subject to the exceptions in Annex A Article 2.8.4, repurchase unused and undamaged Provisioning Items which: (i) were recommended by Bombardier as initial provisioning for the Aircraft, (ii) were purchased by Buyer from Bombardier, and (iii) are surplus to Buyer's needs.

2.8.4	Exceptions

	Bombardier shall not be obligated under Annex A Article 2.8.3 to repurchase any of the following: (i) quantities of Provisioning
Items in excess of those quantities recommended by Bombardier in its Recommended Spare Parts List ("RSPL") for the Aircraft, (ii)
Power Plant Parts, QEC Kits, standard hardware, bulk and raw materials, ground support equipment and special tools, (iii)
Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Buyer's modification of the Aircraft or (b) design improvement by the Aircraft manufacturer or the vendor (other than Provisioning
Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Bombardier or the vendor to provide no charge retrofit kits or replacement parts which correct such defect), and (iv) Provisioning Items which become surplus as a result of a change in Buyer's operating parameters provided to Bombardier pursuant to Annex A Article
2.7, which were the basis of Bombardier's initial provisioning recommendations for the Aircraft.

2.8.5	Notification and Format

	Buyer shall notify Bombardier, in writing, when Buyer desires to return Provisioning Items which Buyer's review indicates are eligible for repurchase by Bombardier under the provisions of Annex A Article 2.8.3. Buyer's notification shall include a detailed summary, in part number sequence, of the Provisioning
Items Buyer desires to return. Such summary shall be in the form of listings as may be mutually agreed between Bombardier and Buyer, and shall include part number, nomenclature, purchase order number, purchase order date and quantity to be returned.

Within [CONFIDENTIAL TREATMENT REQUESTED] after receipt of Buyer's notification Bombardier shall advise Buyer, in writing, when
Bombardier's review of such summary from Buyer will be completed.

2.8.6	Review and Acceptance by Bombardier

	Upon completion of Bombardier's review of any detailed summary submitted by Buyer pursuant to Annex A Article 2.8.5., Bombardier shall issue to Buyer a Material Return Authorization notice
("MRA") for those Provisioning Items Bombardier agrees are eligible for repurchase in accordance with Annex A Article 2.8.3. Bombardier will advise Buyer of the reason that any Provisioning
Items included in Buyer's detailed summary are not eligible for return. The MRA notice shall state the date by which Provisioning Items listed in the MRA notice must be redelivered to Bombardier and Buyer shall arrange for shipment of such Provisioning Items accordingly.

2.8.7	Price and Payment

The price of each Provisioning Item repurchased by Bombardier pursuant to Annex A Article 2.8.6[CONFIDENTIAL TREATMENT REQUESTED].
 .

2.8.8	Return of Surplus Provisioning Items

	Provisioning Items repurchased by Bombardier pursuant to Annex A
Article 2.8.6 shall be delivered to Bombardier Free Carrier
(Incoterms), at its plant in Ontario or Quebec, or other such destination as Bombardier may reasonably designate.

2.8.9	Obsolete Spare Parts and Surplus Provisioning Items - Title
and Risk of Loss

	Title to and risk of loss of any obsolete or unusable Spare Parts returned to Bombardier pursuant to Annex A Article 2.8.8 shall pass to Bombardier upon delivery thereof to Bombardier. Title to and risk of loss of any Spare Parts substituted for an obsolete or unusable Spare Part pursuant to Annex A Article 2.8.1 shall pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Items repurchased by Bombardier pursuant to Annex A Article 2.8.3 shall pass to Bombardier upon delivery thereof to Bombardier.

	With respect to the obsolete or unusable Spare Parts which may be returned to Bombardier and the Spare Parts substituted therefor, pursuant to Annex A Article 2.8.1, and the Provisioning Items which may be repurchased by Bombardier, pursuant to Annex A
Article 2.8.3, the party which has the risk of loss of any such Spare Part or Provisioning Item shall have the responsibility of providing any insurance coverage thereon desired by such party.

2.9	Procedure for Ordering Spare Parts

	Orders for Spare Parts may be placed by Buyer to Bombardier by any method of order placement (including but not limited to SITA, ARINC, telecopier, letter, telex, facsimile, telephone or hard copy purchase order).

	2.9.1	Requirements

	Orders shall include at a minimum order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and Bombardier's price, if available. Buyer agrees that orders placed with Bombardier shall conform to the requirements and procedures contained in ATA Specification 200, as applicable to Buyer.

	2.9.2	Processing of Orders

	Upon acceptance of any Order, unless otherwise directed by Buyer, Bombardier shall, if the Spare Parts are in stock, proceed immediately to prepare the Spare Parts for shipment to Buyer. If
Bombardier does not have the Spare Parts in stock, Bombardier shall proceed immediately to acquire or manufacture the Spare
Parts. Purchase order status and actions related to the shipment of Spare Parts shall be generally consistent with the provisions of the World Airline Suppliers Guide and the applicable portions of ATA Specification 200, as applicable to Buyer.

2.9.3	Changes

Bombardier reserves the right, without Buyer's consent, to make any necessary corrections or changes in the design, part number and nomenclature of Spare Parts covered by an Order, to substitute Spare Parts and to adjust prices accordingly, provided that interchangeability is not affected and the[CONFIDENTIAL TREATMENT REQUESTED], whichever is less. Bombardier shall promptly give
Buyer written notice of corrections, changes, substitutions and consequent price adjustments. Corrections, changes, substitutions and price adjustments which affect interchangeability or exceed the price limitations set forth above may be made only with Buyer's consent, which consent shall conclusively be deemed to have been given unless Buyer gives Bombardier written notice of objection within [CONFIDENTIAL TREATMENT REQUESTED]days after receipt of Bombardier's notice. In case of any objection, the affected Spare Part will be deemed to be deleted from Buyer's Order and Buyer shall have the right to manufacture or purchase elsewhere such spare part.

	2.9.4	Electronic Data Interchange

	2.9.4.1	Use of Electronic Data Interchange (EDI)

		Bombardier is not currently using EDI, however, if and when Bombardier has the capability and equipment to utilize EDI Bombardier will offer EDI transactions in accordance to the parameters set forth below.

		The SPEC 200 Protocol shall be used for any EDI transaction. Buyer and Bombardier shall implement security procedures to ensure proper use of this communication. A message will be considered received only at the point where it is in a format which can be accepted by the receiving computer according to ATA SPEC 200 rules on transmissions. If garbled transmissions are received, the receiver shall promptly notify the sender through use of the S1REJECT command.

	2.9.4.2	Acceptance of EDI Transactions

		The SIBOOKED transaction creates an obligation on the part of Buyer to purchase the material and quantities as specified in the transmission. Bombardier is obliged to sell the material and quantities as specified except as may be identified in a subsequent SIORDEXC message. With respect to a S1QUOTES transaction, Buyer and Bombardier are bound to respect the prices quoted in the transmission in any resultant S1BOOKED order transaction based upon that S1QUOTES message within the validity period of the S1QUOTES message. An S1NVOICE message will be considered as the official commercial invoice for the goods shipped.
An S1STOCKS, S1SHIPPD, S1POSTAT or S1PNSTAT message creates no obligations on either the Buyer or Bombardier.
If an S1BOOKED acknowledgment is not sent within 24 hours by Bombardier then Buyer shall resend the original message.

		Any document which has been properly received shall not give rise to any obligation unless and until the party receiving such document has properly transmitted in return an acknowledgment document according to SPEC 200 Protocol.

	2.9.4.3	Systems Operations

		Buyer and Bombardier, at their own expense, shall provide and maintain the equipment, software, services and testing necessary to effectively and reliably transmit and receive documents.

	2.9.4.4	Validity of Documents

		Annex A Article 2.9.4 has been agreed to by Buyer and Bombardier to evidence their mutual intent to create binding purchase and sale obligations pursuant to the electronic transmission and receipt of documents as described herein.

		Such documents properly transmitted pursuant to this Annex A Article 2.9.4 shall be considered, in connection with any transaction or any other agreement, to be a "writing" or "in writing" and shall be deemed for all purposes (a) to have been "signed" and (b) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

		Buyer and Bombardier agree not to contest the validity or enforceability of signed documents under the provisions of any applicable law relating to whether certain agreements are to be in writing or signed by either party to be bound thereby. Signed documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between Buyer and Bombardier to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither Buyer nor Bombardier shall contest the admissibility of copies of signed documents under either the business records exception to the hearsay rule or the best evidence rule on the basis that the signed documents were not originated or maintained in documentary form.

	2.9.4.5	Limitation of Liability
			    [CONFIDENTIAL TREATMENT REQUESTED].

2.10	Packing

	All Spare Parts ordered shall receive standard commercial packing suitable for export shipment via air freight. Such standard packing will generally be to ATA 300 standards as amended from time to time.
All AOG orders will be handled, processed, packed and shipped separately.

2.11	Packing List

	Bombardier shall insert in each shipment a packing list/release note itemized to show:

(a)	the contents of the shipment,

(b)	the approved signature of Bombardier's TC authority attesting to the airworthiness of the Spare Parts.

(c)	value of the shipment for customs clearance if required.

2.12	Container Marks

	Upon Buyer's request each container shall be marked with shipping marks as specified on the Order. In addition Bombardier shall, upon request, include in the markings: gross weight and cubic measurements.

2.13	Delivery, Title and Risk of Loss

2.13.1	Delivery Point

	Spare Parts shall be delivered to Buyer in one of the following manners at Bombardier's sole option:

(a)	Free Carrier (Incoterms 1990) Bombardier's plant in either
Ontario or Quebec, Canada; or

(b)	Free Carrier (Incoterms 1990) other Bombardier depots or
shipping points; or

(c)	Free Carrier (Incoterms 1990) vendor's or subcontractor's
plant.

2.13.2	Delivery Time

	Bombardier shall use reasonable efforts so that shipment of Bombardier Parts to Buyer be as follows:

(a)	AOG Orders

			[CONFIDENTIAL TREATMENT REQUESTED];

(b)	Critical Orders (A1)

			[CONFIDENTIAL TREATMENT REQUESTED];

(c)	Expedite Orders (A2)

			[CONFIDENTIAL TREATMENT REQUESTED];

(d)	Initial Provisioning Orders

			[CONFIDENTIAL TREATMENT REQUESTED]; and

(e)	Other Orders

			[CONFIDENTIAL TREATMENT REQUESTED].

2.14	Collect Shipments

	Where collect shipments are not deemed practicable by Bombardier, charges for shipment, insurance, prepaid freight charges and all other costs paid by Bombardier shall be paid by Buyer promptly upon presentation to Buyer of invoices covering the same.

2.15	Freight Forwarder

	If Buyer elects to use the services of a freight forwarder for the onward movement of Spare Parts, Buyer agrees to release Bombardier from and indemnify it for any liability for any fines or seizures of Spare Parts imposed under any governmental Goods in Transit regulations. Any such fines levied against Bombardier will be invoiced to Buyer and any Spare Parts seized under such regulations will be deemed to be received, inspected, and accepted by Buyer at the time of seizure.

2.16	Reimbursement of Expenses

	If Bombardier gives Buyer written notice that an Order is ready for shipment and shipment is delayed more than [CONFIDENTIAL TREATMENT REQUESTED] at Buyer's request or without Bombardier's fault or responsibility, Buyer shall promptly reimburse Bombardier upon demand for all costs and expenses, including but not limited to reasonable amounts for storage, handling, insurance and taxes, incurred by Bombardier as a result of such delay.

2.17	Title and Risk of Loss

	Property and title to the Spare Parts will pass to Buyer upon payment for the Spare Parts in full. Until payment in full for Spare Parts,
(a) title to them will not pass to Buyer, and (b) Bombardier maintains a purchase money security interest in them. Risk of loss of the Spare
Parts will pass to the Buyer upon delivery by Bombardier. With respect to Spare Parts rejected by Buyer pursuant to Annex A Article
2.19, risk of loss shall remain with Buyer until such Spare Parts are re-delivered to Bombardier.

	Bombardier agrees to notify Buyer when material is shipped and shall provide carrier's reference information (i.e., waybill number).

2.18	Inspection and Acceptance

All Spare Parts shall be subject to inspection by Buyer at destination. Use of Spare Parts or failure of Buyer to give notice of rejection [CONFIDENTIAL TREATMENT REQUESTED] after receipt shall constitute acceptance. Acceptance shall be final and Buyer waives the right to revoke acceptance for any reason, whether or not known to Buyer at the time of acceptance. Buyer's remedies for defects discovered before acceptance are exclusively provided for in Annex A Article 2.19 herein.

2.19	Rejection

	Any notice of rejection referred to in Annex A Article 2.18 shall specify the reasons for rejection. If Bombardier concurs with a rejection, Bombardier shall, at its option, correct, repair or replace the rejected Spare Parts. Buyer shall, upon receipt of Bombardier's written instructions and Material Return Authorization ("MRA") number, return the rejected Spare Parts to Bombardier at its specified plant, or other destination as may be mutually agreeable. The return of the rejected Spare Parts to Bombardier and the return or delivery of a corrected or repaired rejected Spare Part or any replacement for any such Spare Part to Buyer shall be at Bombardier's expense. Any corrected, repaired or replacement Spare Parts shall be subject to the provisions of this Agreement including any applicable Supplement.

2.20	Payment

	Except as provided in Annex A Article 2.22 below, payment terms shall be net thirty (30) calendar days of invoice date for established open accounts. [CONFIDENTIAL TREATMENT REQUESTED].

2.21	Payment for Provisioning Items

	Payment for Provisioning Items shall be made by Buyer as follows:

(a)	[CONFIDENTIAL TREATMENT REQUESTED]; and

(b)	[CONFIDENTIAL TREATMENT REQUESTED]

2.22	Modified Terms of Payment

Bombardier reserves the right to alter the terms of a payment without prior notice if Buyer fails to pay when due a material, undisputed amount Buyer owes under any agreement with Bombardier.

2.23	Regulations

	Buyer shall comply with all applicable monetary and exchange control regulations and shall obtain any necessary authority from the governmental agencies administering such regulations to enable Buyer to make payments at the time and place and in the manner specified herein.

2.24	Warranty

	[CONFIDENTIAL TREATMENT REQUESTED].

2.25	Cancellation of Orders

	[CONFIDENTIAL TREATMENT REQUESTED].

2.26	Lease

	Bombardier shall select and make available certain parts for lease, subject to availability Buyer has the option to negotiate a lease agreement with Bombardier separate from this Agreement and the applicable Supplement.

2.27	Additional Terms and Conditions

	Bombardier's conditions of sale are deemed to incorporate the terms and conditions stated herein and within an applicable Supplement. Additional terms and conditions applicable at time of receipt of each order from Buyer may be added providing such terms and conditions do not conflict with the terms and conditions provided herein and within an applicable Supplement. Such additional terms and conditions shall be provided to Buyer at [CONFIDENTIAL TREATMENT REQUESTED] prior to their effective date.


ARTICLE 3  -  TRAINING

3.1	General Terms

3.1.1	The objective of the training programs (the "Programs")
described in this Agreement and the applicable Supplement is to familiarize and assist Buyer's personnel in the introduction, operation, and maintenance of the Aircraft.

3.1.2	Bombardier shall offer the Programs to Buyer in the English
language, at a Bombardier designated facility. The Programs shall be completed prior to the Delivery Date of the last
Aircraft purchased  under the applicable Supplement.

3.1.3	Buyer shall be responsible for all travel and living
expenses (including local transportation) of Buyer's personnel incurred in connection with the Programs.

3.1.4	The Programs shall be designed to reflect the model and/or
configuration of the Aircraft and may include differences training to identify such configuration or model. Manuals or other training material which are provided during the Programs exclude revision service.

3.1.5	The Programs are designed for candidates who meet the
following minimum prerequisites:

(a)	Pilots

[CONFIDENTIAL TREATMENT REQUESTED]


(b)	Flight Attendants

[CONFIDENTIAL TREATMENT REQUESTED]




(c)	Flight Dispatchers

[CONFIDENTIAL TREATMENT REQUESTED]


	(d)	Maintenance Technicians

[CONFIDENTIAL TREATMENT REQUESTED]


3.1.6	Prior to commencement of the Programs, upgrade training can
be arranged for Buyer's personnel who do not meet the above minimum requirements. Any such upgrade training shall be provided upon terms and conditions to be mutually agreed.

3.1.7	Should any of Buyer's personnel who do not meet the above
minimum requirements encounter problems during their training, any additional training or costs (such as costs for interpreters) shall be borne by Buyer.

3.1.8	A training conference shall be held, if practicable,
[CONFIDENTIAL TREATMENT REQUESTED]prior to the Scheduled Delivery Date of the first Aircraft under the applicable Supplement to Buyer, or as may be otherwise agreed, to establish the content and schedule of the Programs.

3.1.9	Buyer may convert any of the Programs to any other of the
Programs for equivalent value.

3.2	Flight Crew Training

3.2.1	Training Allotments and Course Descriptions

	Flight crew training allotments and course descriptions are set out in the applicable Supplement.

3.2.2	Recurrent Training

	At Buyer's request, Bombardier shall assist Buyer to obtain recurrent training as set forth in the applicable Supplement


3.3	Maintenance Training

3.3.1	Training Allotments and Course Descriptions

	Maintenance training allotments and course descriptions are set out in the applicable Supplement.

3.3.2	Specialist Courses

	At Buyer's request, Bombardier shall assist Buyer to obtain specialist courses as set forth in the applicable Supplement.

3.3.3	Recurrent Training

	At Buyer's request, Bombardier shall assist Buyer to obtain recurrent training as set forth in the applicable Supplement.

3.3.4	Vendor Training

	At Buyer's request, Bombardier shall assist Buyer to obtain vendor maintenance training.

3.4	Insurance

	3.4.1	[CONFIDENTIAL TREATMENT REQUESTED]




	3.4.2	[CONFIDENTIAL TREATMENT REQUESTED]


ARTICLE 4  -  TECHNICAL DATA

4.1	Bombardier shall furnish to Buyer the Technical Data described below
(the "Technical Data"). The Technical Data shall be in the English language and shall provide information on items manufactured according to Bombardier's detailed design and in those units of measure used in the Specification or as may otherwise be required to reflect Aircraft instrumentation, as may be mutually agreed.

4.2	Shipment

	All Technical Data provided hereunder shall be delivered to Buyer Free Carrier (Incoterms) Bombardier's designated facilities and at the time indicated above.

4.3	Proprietary Technical Data

	It is understood and Buyer acknowledges that the Technical Data provided herein and under an applicable Supplement and any revisions thereto is proprietary to Bombardier and all rights to copyright belong to Bombardier and the Technical Data shall be kept confidential by Buyer. Buyer agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation or alteration thereto allowed by Bombardier. In addition, Buyer may transfer the Technical Data to any party in connection with the sale or lease of an Aircraft from Buyer provided Buyer obtains a confidentiality agreement with such purchaser or lessee in favour of and acceptable to Bombardier.

4.4	Technical Data shall not be disclosed to third parties or used by
Buyer or furnished by Buyer for the design or manufacture of any aircraft or Spare Parts including Bombardier Parts or items of equipment, except when manufacture or redesign is permitted under the provisions of Annex A Article 2.4 hereof and then only to the extent and for the purposes expressly permitted therein, and provided further the recipient shall provide a non-disclosure undertaking acceptable to Bombardier.

4.5	The Technical Data provisions are set forth in the applicable
Supplement.

ARTICLE 5  -  HOLD HARMLESS

5.1	[CONFIDENTIAL TREATMENT REQUESTED].

5.2	[CONFIDENTIAL TREATMENT REQUESTED].


ANNEX B

WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1  -  WARRANTY

The following warranty is that to which reference is made in Article 3 of
Section I of the Agreement.

1.1	Warranty

1.1.1	[CONFIDENTIAL TREATMENT REQUESTED]


1.1.2	[CONFIDENTIAL TREATMENT REQUESTED]

1.1.3	[CONFIDENTIAL TREATMENT REQUESTED].

1.2	Warranty Period

1.2.1	The Warranty set forth in Annex B Article 1.1 shall remain
in effect for any defect covered by the Warranty (a "Defect") becoming apparent during the following periods (individually, the "Warranty Period"):

[CONFIDENTIAL TREATMENT REQUESTED]


1.3	Repair, Replacement or Rework

	[CONFIDENTIAL TREATMENT REQUESTED]

1.4	Claims Information

	Bombardier's obligations hereunder are subject to a Warranty claim to be submitted in writing to Bombardier's warranty administrator, which claim shall include but not be limited to the following information:

(a)	the identity of the part or item involved, including the  Part number, serial number if applicable, nomenclature and the quantity claimed to be defective;

(b)	the manufacturer's serial number of the Aircraft from which the part was removed;

(c)	the date the claimed Defect became apparent to Buyer;

(d)	the total flight hours (and cycles if applicable) accrued on the part at the time the claimed Defect became apparent to Buyer; and

(e)	a description of the claimed Defect and the circumstances
pertaining thereto.


1.5	Bombardier's Approval

	[CONFIDENTIAL TREATMENT REQUESTED]
 .

1.6	Timely Corrections

1.6.1	Bombardier shall make the repair, replacement or rework,
following receipt of the defective part or item, with reasonable care and dispatch.

1.6.2	[CONFIDENTIAL TREATMENT REQUESTED]


1.7	Labour Reimbursement

	[CONFIDENTIAL TREATMENT REQUESTED]
 .

1.8	Approval, Audit, Transportation and Waiver

All Warranty claims shall be subject to audit and approval by Bombardier. Bombardier will use reasonable efforts to advise in writing the disposition of Buyer's Warranty claim [CONFIDENTIAL TREATMENT REQUESTED] following the receipt of the claim and (if requested) return of the defective Bombardier Part to Bombardier's designated facility. Bombardier shall notify Buyer of Bombardier's disposition of each claim.

	[CONFIDENTIAL TREATMENT REQUESTED].


1.9	Limitations

1.9.1	Bombardier shall be relieved of and shall have no obligation or liability under this Warranty if:

[CONFIDENTIAL TREATMENT REQUESTED].

1.9.2	The above warranties do not apply to Buyer Furnished
Equipment.


1.10	Normal Usage

	Normal wear and tear that does not render the part unserviceable and the need for regular maintenance and overhaul shall not constitute a Defect or failure under this Warranty.

1.11	Overhaul of Warranty Parts

	Bombardier's liability for a Bombardier Part which has a Defect and is overhauled by Buyer within the Warranty Period [CONFIDENTIAL TREATMENT REQUESTED].

1.12	No Fault Found

	In the event that a Bombardier Part returned under a Warranty claim is subsequently established to be serviceable then Bombardier shall be entitled to charge and recover from Buyer any reasonable costs incurred by Bombardier in connection with such Warranty claim.
Providing, however, in the event that repetitive in-service failure occurs on the particular Bombardier Part which is subsequently identified by Bombardier on a repeated basis to be "no fault found", then Bombardier and Buyer shall discuss and mutually agree a course of further action to help identify the problem. In the event the fault is ultimately confirmed to be a legitimate Warranty claim then the above mentioned costs incurred by Bombardier and charged to Buyer shall be waived.

ARTICLE 2  -  VENDOR WARRANTIES

2.1	Warranties from Vendors

	The Warranty provisions of this Annex B apply to Bombardier Parts only. [CONFIDENTIAL TREATMENT REQUESTED] Bombardier shall have no liability or responsibility for any such Vendor Parts and Power Plant Parts and the warranties for those Vendor Parts and Power Plant Parts shall be the responsibility of the vendor and a matter as between Buyer and vendor.

2.2	[CONFIDENTIAL TREATMENT REQUESTED].

2.3	[CONFIDENTIAL TREATMENT REQUESTED]


ARTICLE 3  -  SERVICE LIFE POLICY

3.1	Applicability

	The Service Life Policy ("SLP") described in this Annex B, Article 3 shall apply if repetitive failures occur in any Covered Component which is defined in Annex B Article 3.7 below.

3.2	Term

[CONFIDENTIAL TREATMENT REQUESTED]
 .

3.3	Price

	[CONFIDENTIAL TREATMENT REQUESTED]


3.4	Conditions and Limitations

3.4.1	The following general conditions and limitations shall apply to the SLP:

[CONFIDENTIAL TREATMENT REQUESTED].


3.5	Coverage

	This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. Bombardier's obligation is only to[CONFIDENTIAL
TREATMENT REQUESTED].


3.6	Assignment

	Buyer's rights under this SLP shall not be assigned, sold, leased, transferred or otherwise alienated by contract, operation of law or otherwise, without Bombardier's prior written consent. Any unauthorized assignment, sale, lease, transfer, or other alienation of Buyer's rights under the SLP shall immediately void all of Bombardier's obligations under the SLP.

3.7	Covered Component

	Only those items or part thereof listed in the applicable Supplement shall be deemed to be a Covered Component, and subject to the provisions of this SLP.

ARTICLE 4  -  GENERAL

4.1	It is agreed that Bombardier shall not be obligated to provide to
Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer under any other part of this Annex B.

ARTICLE 5  -  DISCLAIMER

5.1	[CONFIDENTIAL TREATMENT REQUESTED]




EXHIBIT I TO THE AGREEMENT



CERTIFICATE OF ACCEPTANCE



	The undersigned hereby acknowledges on behalf of Buyer acceptance of the Aircraft bearing manufacturer's serial number ____________________ fitted with two (2) /General Electric CF-34-3A1/3B1/8C1 turbofan
[Canadair Regional Jet]/ Pratt & Whitney of Canada, Ltd. PWC-
120/121/123/150 turboprop [Dash 8]/ engines bearing serial numbers _____________________ and __________________ /and two (2) (Hamilton
Standard 14SF-/7/15/23/) (Dowty R408) propellers bearing serial numbers _____________________ and __________________ / as being in accordance with the terms and conditions of this Agreement signed on
the       day of       , 19   between Bombardier Aerospace, Regional
Aircraft and Buyer.



	Place:			Date:




Signed for and on behalf of

	Horizon Air Industries, Inc.



Per:



Title:



EXHIBIT II TO THE AGREEMENT

BILL OF SALE

1.	FOR VALUABLE CONSIDERATION, BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT,
OWNER OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED
AS FOLLOWS:

ONE CANADAIR REGIONAL JET MODEL /CL-600-2B19/CL-600-2C10/
[CANADAIR REGIONAL JET] DE HAVILLAND DHC-8-100/200/300/400/ [DASH
8] AIRCRAFT BEARING:

MANUFACTURER'S SERIAL NO.:	_________________________, WITH:

CF34-3A1/3B1/8C1 [CANADAIR REGIONAL JET] / PWC -/120/121/123/150/
[DASH 8] ENGINES SERIAL NOS.:___________AND______________, AND

/HAMILTON STANDARD 14SF-/7/15/23] [DOWTY R408 ] PROPELLERS
SERIAL NOS: MFG _____________________AND _______________;/

AUXILIARY POWER UNIT NO.:	__________________________

DOES THIS           DAY OF               20      HEREBY SELL, GRANT,
TRANSFER AND DELIVER ALL RIGHT, TITLE AND INTEREST IN AND TO SUCH
AIRCRAFT UNTO:  [BUYER'S NAME].

BY VIRTUE OF THE EXECUTION OF THIS BILL OF SALE, BOMBARDIER HEREBY DIVESTS ITSELF OF ALL ITS RIGHT, TITLE AND INTEREST OF ANY KIND IN THE AIRCRAFT, IN FAVOUR OF BUYER.

BUYER:

PLACE:		TIME:

For and on behalf of

BOMBARDIER INC.
Bombardier Aerospace, Regional Aircraft

Per:

Title:


EXHIBIT III TO THE AGREEMENT


CERTIFICATE OF RECEIPT OF AIRCRAFT




	THE UNDERSIGNED HEREBY ACKNOWLEDGES TO HAVE RECEIVED FROM BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT, AT/ THE DOWNSVIEW AIRPORT, ADJACENT TO BOMBARDIER'S PLANT IN DOWNSVIEW, PROVINCE OF ONTARIO, CANADA [DASH 8]/ DORVAL AIRPORT, ADJACENT TO BOMBARDIER'S PLANT IN DORVAL, PROVINCE OF QUEBEC, CANADA, [CANADAIR REGIONAL JET]/ ON THE _____________ DAY OF ______________ , AT THE HOUR OF _____________ O'CLOCK, ONE (1) / CANADAIR
REGIONAL JET MODEL /CL-600-2B19/CL-600-2C10/ SERIES 100/200/700/ de
HAVILLAND DHC-8-/100/200/300/400/ AIRCRAFT, BEARING SERIAL NUMBER ______________, INCLUDING WITH THE AIRCRAFT TWO (2) /CF34-3A1/3B1/8C1 TURBOFAN / PWC-/120/121/123/150 TURBOPROP / ENGINES BEARING MANUFACTURER'S SERIAL NUMBERS _____________ & __________________ AND TWO (2) [HAMILTON
STANDARD 14SF-/7/15/23] [DOWTY R408 ] PROPELLERS BEARING MANUFACTURER'S SERIAL NUMBERS _____________ & __________________ AND OTHER MAJOR
REPLACEABLE ACCESSORIES ATTACHED TO THE AIRCRAFT AND ENGINES.




Signed for and on behalf of
Horizon Air Industries, Inc.



Per:


Title:





EXHIBIT IV TO THE AGREEMENT

CHANGE ORDER
(PRO FORMA)

CONTRACT CHANGE ORDER

PURCHASER:

PURCHASE AGREEMENT NO.:		AIRCRAFT TYPE:

C.C.O. NO.: 		DATED:

 		PAGE __ of __

REASON FOR CHANGE:

_____________________________________________________________________

DESCRIPTION OF CHANGE:


ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED

For administrative purposes only, a consolidation of the amendments contained in this CCO is attached. In the event of inconsistencies between the consolidation and this CCO, this CCO shall prevail.
_____________________________________________________________________

FOR AND ON BEHALF OF:	FOR AND ON BEHALF OF:

Bombardier Aerospace	[BUYER]
Regional Aircraft


Signed: _______________________	Signed: __________________________

Date:     _______________________	Date:     __________________________



SUPPLEMENT NO. PA-436-1

TO

MASTER PURCHASE AGREEMENT NO. PA-436

BETWEEN

BOMBARDIER INC.

AND

HORIZON AIR INDUSTRIES, INC.


This Supplement when accepted and agreed to by Horizon Air Industries, Inc. (the "Buyer") will become part of the Master Purchase Agreement No. PA-436 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier") and Buyer dated the 21st day of December, 1998 (the "Agreement") and will evidence our further agreement with respect to the matters set forth below.

The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement. All capitalized terms herein, unless defined herein, shall have the same respective meanings as in the Agreement. This Supplement is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement, the latter shall take precedence.

Article 1 below supplements Article 2 of the Agreement.

ARTICLE 1	SUBJECT MATTER OF SALE

1.1	Subject to the provisions of the Agreement and this Supplement,
Bombardier will sell and Buyer will purchase twenty-five (25) model CL-600-2C10 Canadair Regional Jet Series 700 aircraft manufactured pursuant to Type Specification number RAD-670-100 issue B dated September 1998 attached hereto as Schedule 1 as same may be modified from time to time in accordance with the Agreement and this Supplement (the "Specification"), as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Schedule 2 hereto (individually or collectively the "Aircraft").


Article 2  below supplements Article 4 of the Agreement.

ARTICLE  2.0	PRICE

2.1	(a)	The base price for each of the Aircraft (excluding the Buyer
Selected Optional Features) [CONFIDENTIAL TREATMENT REQUESTED].

	(b)	The base price of the Buyer Selected Optional Features (Schedule
2) [CONFIDENTIAL TREATMENT REQUESTED].

	(c)	The Buyer Selected Optional Features set forth in Appendix IV represents a preliminary listing of those Buyer Selected Optional
Features that may be required by Buyer. [CONFIDENTIAL TREATMENT
REQUESTED].

	[CONFIDENTIAL TREATMENT REQUESTED].

2.2	[CONFIDENTIAL TREATMENT REQUESTED].

Articles 3.1 and 3.2 below supplement Article 5.1 of the Agreement.
Article 3.3 below supplement Article 5.4 of the Agreement.

ARTICLE 3.0	PAYMENT

3.1	Bombardier acknowledges having previously received a deposit in the amount of [CONFIDENTIAL TREATMENT REQUESTED]. Such amount shall be applied against the balance of the Aircraft Purchase Price due at the Delivery
Date for each Aircraft in accordance with the provisions of Article
3.2 below.

3.2	Terms of payment for each Aircraft are based on the estimated Aircraft
Purchase Price and are as follows:

[CONFIDENTIAL TREATMENT REQUESTED]; and

(f)	the balance of the Aircraft Purchase Price, less the amounts
	previously received referred to in Article 3.1 above, on or before the Delivery Date of such Aircraft to Buyer.

	All payments referred to in paragraphs (b) to (e) above are to be made on the first day of the applicable month.

3.3	[CONFIDENTIAL TREATMENT REQUESTED].

3.4	Buyer shall make all payments due under this Agreement and for any applicable Supplement in [CONFIDENTIAL TREATMENT REQUESTED] United States Dollars by deposit on or before the due date, to Bombardier's account in the following manner:

[CONFIDENTIAL TREATMENT REQUESTED].

Article 4.0 below supplements Article 6.0 of the Agreement.

ARTICLE 4.0	DELIVERY PROGRAM

4.1	The Aircraft shall be offered for inspection and acceptance to Buyer at Bombardier's facility in Montreal, Quebec during the calendar quarters for each year set forth below (the "Scheduled Delivery
Dates"). Bombardier shall advise Buyer of the scheduled month of delivery of each Aircraft (which month Bombardier shall ensure will fall within the applicable quarter listed below) eighteen (18) months prior to such delivery such that the Aircraft are scheduled for delivery evenly throughout the delivery schedule, but in any event no less than thirty (30) days from the preceding delivery.

DELIVERY SCHEDULE

	First Aircraft	2nd quarter 2002
	Second Aircraft	2nd quarter 2002
	Third Aircraft	3rd quarter 2002
	Fourth Aircraft	4th quarter 2002
	Fifth Aircraft	1st quarter 2003
	Sixth Aircraft	2nd quarter 2003
	Seventh Aircraft	2nd quarter 2003
	Eighth Aircraft	3rd quarter 2003
	Ninth Aircraft	3rd quarter 2003
	Tenth Aircraft	4th quarter 2003
	Eleventh Aircraft	4th quarter 2003
	Twelfth Aircraft	1st quarter 2004
	Thirteenth Aircraft	1st quarter 2004
	Fourteenth Aircraft	2nd quarter 2004
	Fifteenth Aircraft	2nd quarter 2004
	Sixteenth Aircraft	3rd quarter 2004
	Seventeenth Aircraft	3rd quarter 2004
	Eighteenth Aircraft	4th quarter 2004
	Nineteenth Aircraft	4th quarter 2004
	Twentieth Aircraft	1st quarter 2005
	Twenty-First Aircraft	1st quarter 2005
	Twenty-Second Aircraft	2nd quarter 2005
	Twenty-Third Aircraft	2nd quarter 2005
	Twenty-Fourth Aircraft	3rd quarter 2005
	Twenty-Fifth Aircraft	3rd quarter 2005

Article 5.0 below supplements Article 7.0 of the Agreement.

ARTICLE 5.0	BUYER INFORMATION

5.1	Pursuant to Article 7.1 of the Agreement, Buyer will, provide the information set forth in Article 7.1 of the Agreement [CONFIDENTIAL TREATMENT REQUESTED] .

ARTICLE 6.0 	NON-EXCUSABLE DELAY

Article 6.1 below supplements Article 14.1 of the Agreement.

6.1	If delivery of the Aircraft is delayed by causes not excused under
Article 13.1 of the Agreement (a "Non-Excusable Delay"), [CONFIDENTIAL TREATMENT REQUESTED].

Article 6.2 below supplements Article 14.3 of the Agreement.

6.2	The period of days referred to in Article 14.3 of the Agreement is
[CONFIDENTIAL TREATMENT REQUESTED].

Article 7.0 below supplements Annex A, Article 1.0 of the Agreement.

ARTICLE 7.0	TECHNICAL SUPPORT

7.1	The FSR term referred to in Annex A, Article 1.2.2 is as follows:

	Such assignment shall span the Delivery Schedule set forth in Article
4.0 of this Supplement, commencing approximately [CONFIDENTIAL TREATMENT REQUESTED] prior to the Delivery Date of the first Aircraft and [CONFIDENTIAL TREATMENT REQUESTED] thereafter or until one month after the last Aircraft delivery which ever is later. The FSR term will not be extended if the Scheduled Delivery Dates are amended as a result of Buyer's request to postpone deliveries. The FSR assignment may be extended on terms and conditions to be mutually agreed.

7.2	Start-up Operations Management Team
	[CONFIDENTIAL TREATMENT REQUESTED]

Article 8.0 below supplements Annex A, Article 3.2 and 3.3 of the
Agreement.

ARTICLE 8.0	TRAINING

8.1	Flight Crew Training

8.1.1
[CONFIDENTIAL TREATMENT REQUESTED].

8.1.2
[CONFIDENTIAL TREATMENT REQUESTED]

8.1.3
[CONFIDENTIAL TREATMENT REQUESTED]	.

8.1.4
[CONFIDENTIAL TREATMENT REQUESTED]

8.2	Maintenance Training

8.2.1
[CONFIDENTIAL TREATMENT REQUESTED].

8.2.2
[CONFIDENTIAL TREATMENT REQUESTED].

8.2.3
	[CONFIDENTIAL TREATMENT REQUESTED].

8.2.4
	[CONFIDENTIAL TREATMENT REQUESTED]

8.2.3
	[CONFIDENTIAL TREATMENT REQUESTED]

8.2.4
	[CONFIDENTIAL TREATMENT REQUESTED].

8.2.5
[CONFIDENTIAL TREATMENT REQUESTED]

Article 9.0 below supplements Annex A, Article 4 of the Agreement.

ARTICLE 9.0  -  TECHNICAL DATA

COLUMN HEADING EXPLANATION OF CODES

ITEM
1	DOC	DOCUMENT
		Title of Technical Data provided.

2	CONFIG	CONFIGURATION
		G = Contains data common to all aircraft of the same
type (Generic).
		C = Contains data unique to Buyer's Aircraft
(Customized).

3	MEDIUM	Buyer selects one of the following media specified in
the table:
1	=	Print two sides
2	=	Microfilm
3	=	Print one side
4	=	Laminated Cardboard

4	REVISION	Y	=	Periodic revision service applies
		N	=	Revision service not applicable
		S	=	Revised as required by Bombardier

5	QUANTITY
	(Number)	=	Quantity per the Agreement
	(Number) PER	=	Quantity per Aircraft

6	DELIVERY
		[CONFIDENTIAL TREATMENT REQUESTED]

	7	ATA	Y	=	Document is per ATA Specification 100, Revision
26.
		N	=	Document is to Bombardier's existing commercial
practices.

With the delivery of the first Aircraft, Bombardier will provide to Buyer at no additional charge one set of the technical manuals listed below

LIST OF TECHNICAL DATA
[CONFIDENTIAL TREATMENT REQUESTED]

NOTES: See following page.

NOTE 1:	REVISION SERVICE

A.	Revision services shall only be available for [CONFIDENTIAL
TREATMENT REQUESTED] following the Delivery Date of Buyer's last
Aircraft. Subsequent revision service shall be provided dependent upon incorporation of Bombardier issued Service
Bulletins.

B.	Revisions to the Technical Data to reflect the Aircraft at
Delivery Date shall be provided to Buyer within [CONFIDENTIAL
TREATMENT REQUESTED] following the Delivery Date of each of the Aircraft, respectively.

C.	Provided the revision service is being supplied under the
terms of this Agreement or by subsequent purchase order, Bombardier shall incorporate in the applicable documents all applicable Bombardier originated Service Bulletins in a regular revision following formal notification by Buyer that such Service Bulletins shall be accomplished on the Buyer's Aircraft. The manuals shall then contain both original and revised configuration until Buyer advises Bombardier in writing that one configuration is no longer required.

NOTE 2:	SERVICE BULLETINS
	Aperture cards of the service drawing(s) will be provided in lieu of drawings when practical.

NOTE 3:	MAINTENANCE PROGRAM DOCUMENT
	 This manual provides the basis for Buyer's initial maintenance program.

NOTE 4:	AIRCRAFT CHARACTERISTICS FOR AIRPORT PLANNING
	This manual contains data on Aircraft ground manoeuver and handling.

NOTE 5:	ON-BOARD WIRING DIAGRAM BOOK
	This book contains wiring diagrams for interim reference until the Wiring Diagram Manual is revised to reflect the Aircraft at the Delivery Date.

NOTE 6:	PASSENGER INFORMATION CARDS
	Bombardier will provide one (1) reproducible master for the preparation of passenger information cards. [CONFIDENTIAL TREATMENT REQUESTED].

9.2	Vendor Manuals

[CONFIDENTIAL TREATMENT REQUESTED]

These all will be shipped by the vendors directly to Buyer.

All manuals, revisions or amendments will be in the English language.

Article 10.0 below supplements Annex B, Article 1.0 of the Agreement.

ARTICLE 10.0	WARRANTY

11.1	[CONFIDENTIAL TREATMENT REQUESTED].

11.2	[CONFIDENTIAL TREATMENT REQUESTED].

11.3	[CONFIDENTIAL TREATMENT REQUESTED].

11.4	[CONFIDENTIAL TREATMENT REQUESTED].

Article 11.0 below supplements Article 3.7 of the Agreement.

ARTICLE 11.0	COVERED COMPONENTS

11.1	[CONFIDENTIAL TREATMENT REQUESTED].

11.2	[CONFIDENTIAL TREATMENT REQUESTED].

11.3	[CONFIDENTIAL TREATMENT REQUESTED]

11.4	[CONFIDENTIAL TREATMENT REQUESTED].


In witness whereof this Supplement was signed on the date written hereof:



For and on behalf of						For and on behalf of



HORIZON AIR INDUSTRIES, INC.	      BOMBARDIER INC.
                                  	Bombardier Aerospace

Original signed by G. Johnson     	Original signed by R. Gillespie
___________________________	       _______________________________
Glenn Scott Johnson	               Robert Gillespie
Vice President and Treasurer.     	President
                                  	Regional Aircraft

	Original signed by M. Bourgeois
	_________________________
	Michel Bourgeois
	Vice President, Contracts
	Regional Aircraft

SCHEDULE 1 TO SUPPLEMENT NO. PA-436-1

SPECIFICATION

TYPE SPECIFICATION

Number RAD-670-100 Issue B

September 4 1998

Buyer acknowledges having received the Specification mentioned above



SCHEDULE 2 TO SUPPLEMENT NO. PA-436-1

BUYER SELECTED OPTIONAL FEATURES
PRICES AND DESCRIPTIONS

[CONFIDENTIAL TREATMENT REQUESTED]




























































SCHEDULE 3 TO SUPPLEMENT NO. PA-436-1

[CONFIDENTIAL TREATMENT REQUESTED]



SCHEDULE 4 TO SUPPLEMENT NO. PA-436-1

[CONFIDENTIAL TREATMENT REQUESTED].

3.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

4.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.


HORIZON AIR INDUSTRIES, INC.	      BOMBARDIER INC.
                                  	Bombardier Aerospace

Original signed by G. Johnson     	Original signed by R. Gillespie
___________________________	       _______________________________
Glenn Scott Johnson	               Robert Gillespie
Vice President and Treasurer.	     President
                                  	Regional Aircraft

	Original signed by M. Bourgeois
	_________________________
	Michel Bourgeois
	Vice President, Contracts
	Regional Aircraft



SCHEDULE 5 TO SUPPLEMENT NO. PA-436-1

[CONFIDENTIAL TREATMENT REQUESTED]




8.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

9.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

10.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	      BOMBARDIER INC.
                                  	Bombardier Aerospace

Original signed by G. Johnson     	Original signed by R. Gillespie
___________________________	       _______________________________
Glenn Scott Johnson	               Robert Gillespie
Vice President and Treasurer.	     President
                                  	Regional Aircraft

	Original signed by M. Bourgeois
	_________________________
	Michel Bourgeois
	Vice President, Contracts
	Regional Aircraft

SCHEDULE 6 TO SUPPLEMENT NO. PA-436-1

[CONFIDENTIAL TREATMENT REQUESTED]

12.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

13.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.


14.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.      	BOMBARDIER INC.
                                  	Bombardier Aerospace

Original signed by G. Johnson	     Original signed by R. Gillespie
___________________________	       _______________________________
Glenn Scott Johnson               	Robert Gillespie
Vice President and Treasurer.     	President
                                  	Regional Aircraft

	Original signed by M. Bourgeois
	_________________________
	Michel Bourgeois
	Vice President, Contracts
	Regional Aircraft

SCHEDULE 7 TO SUPPLEMENT NO. PA-436-1


[CONFIDENTIAL TREATMENT REQUESTED]




3.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

4.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	     BOMBARDIER INC.
                                 	Bombardier Aerospace

Original signed by G. Johnson    	Original signed by R. Gillespie
___________________________	      _______________________________
Glenn Scott Johnson	              Robert Gillespie
Vice President and Treasurer.	    President
                                 	Regional Aircraft

	Original signed by M. Bourgeois
	_________________________
	Michel Bourgeois
	Vice President, Contracts
	Regional Aircraft


SCHEDULE 8 TO SUPPLEMENT NO. PA-436-1


[CONFIDENTIAL TREATMENT REQUESTED]

5.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

6.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.


7.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	      BOMBARDIER INC.
                                  	Bombardier Aerospace

Original signed by G. Johnson	     Original signed by R. Gillespie
___________________________	       _______________________________
Glenn Scott Johnson	               Robert Gillespie
Vice President and Treasurer.	     President
                                  	Regional Aircraft

	Original signed by M. Bourgeois
	_________________________
	Michel Bourgeois
	Vice President, Contracts
	Regional Aircraft

SCHEDULE 9 TO SUPPLEMENT NO. PA-436-1

[CONFIDENTIAL TREATMENT REQUESTED]


9.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

10.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.


11.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	  BOMBARDIER INC.
                              	Bombardier Aerospace

Original signed by G. Johnson	 Original signed by R. Gillespie
___________________________	   _______________________________
Glenn Scott Johnson	           Robert Gillespie
Vice President and Treasurer.	 President
                              	Regional Aircraft

	Original signed by M. Bourgeois
	_________________________
	Michel Bourgeois
	Vice President, Contracts
	Regional Aircraft

ATTACHMENT 1

SCHEDULE 9

[CONFIDENTIAL TREATMENT REQUESTED]


SCHEDULE 10 TO SUPPLEMENT NO. PA-436-1

[CONFIDENTIAL TREATMENT REQUESTED]

5.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

6.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.


7.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	    BOMBARDIER INC.
                                	Bombardier Aerospace

Original signed by G. Johnson	   Original signed by R. Gillespie
___________________________	     _______________________________
Glenn Scott Johnson	             Robert Gillespie
Vice President and Treasurer.	   President
                                	Regional Aircraft

	Original signed by M. Bourgeois
	_________________________
	Michel Bourgeois
	Vice President, Contracts
	Regional Aircraft


SCHEDULE 11 TO SUPPLEMENT NO. PA-436-1


[CONFIDENTIAL TREATMENT REQUESTED]
 .

3.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

4.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.


5.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	   BOMBARDIER INC.
                               	Bombardier Aerospace

Original signed by G. Johnson	  Original signed by R. Gillespie
___________________________	    _______________________________
Glenn Scott Johnson	            Robert Gillespie
Vice President and Treasurer.	  President
                               	Regional Aircraft

	Original signed by M. Bourgeois
	_________________________
	Michel Bourgeois
	Vice President, Contracts
	Regional Aircraft



SCHEDULE 12 TO SUPPLEMENT NO. PA-436-1


[CONFIDENTIAL TREATMENT REQUESTED]



2.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

3.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	      BOMBARDIER INC.
                                  	Bombardier Aerospace

Original signed by G. Johnson	     Original signed by R. Gillespie
___________________________	       _______________________________
Glenn Scott Johnson	               Robert Gillespie
Vice President and Treasurer.	     President
                                  	Regional Aircraft

	Original signed by M. Bourgeois
	_________________________
	Michel Bourgeois
	Vice President, Contracts
	Regional Aircraft


ATTACHMENT 1

SCHEDULE 12

[CONFIDENTIAL TREATMENT REQUESTED]



SCHEDULE 13 TO SUPPLEMENT NO. PA-436-1

[CONFIDENTIAL TREATMENT REQUESTED]


3.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

4.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	     BOMBARDIER INC.
                                 	Bombardier Aerospace

Original signed by G. Johnson	    Original signed by R. Gillespie
___________________________	      _______________________________
Glenn Scott Johnson	              Robert Gillespie
Vice President and Treasurer.	    President
                                 	Regional Aircraft

	Original signed by M. Bourgeois
	_________________________
	Michel Bourgeois
	Vice President, Contracts
	Regional Aircraft




mpa-4361.doc	-100-	Revision Date: 1/29/99

Initials

Buyer  __GJ__      Bombardier  _SL_